Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Text block]

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

(b)
Principles of consolidation:  The accompanying consolidated financial statements include Navios Partners' wholly owned subsidiaries incorporated under the laws of Marshall Islands, Malta, and Liberia from their dates of incorporation or, for chartered-in vessels, from the dates charter-in agreements were in effect. All significant inter-company balances and transactions have been eliminated in Navios Partners' consolidated financial statements.

   Navios Partners also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Subsidiaries:  Subsidiaries are those entities in which Navios Partners has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of each subsidiary.

The accompanying consolidated financial statements include the following entities and chartered-in vessels:

		Country of	Statement of income
Company name	Vessel name	incorporation	2011	2010	2009

Libra Shipping Enterprises Corporation	Navios Libra II	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Alegria Shipping Corporation	Navios Alegria	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Felicity Shipping Corporation	Navios Felicity	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Gemini Shipping Corporation	Navios Gemini S	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Galaxy Shipping Corporation	Navios Galaxy I	Marshall Is	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aurora Shipping Enterprises Ltd.	Navios Hope	Marshall Is	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Palermo Shipping S.A.	Navios Apollon	Marshall Is	1/1 - 12/31	1/1 - 12/31	10/29 - 12/31
Fantastiks Shipping Corporation	Navios Fantastiks	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Sagittarius Shipping Corporation(*)	Navios Sagittarius	Marshall Is.	1/1 - 12/31	1/1 - 12/31	6/10 - 12/31
Hyperion Enterprises Inc.	Navios Hyperion	Marshall Is	1/1 - 12/31	1/8 - 12/31	—
Chilali Corp.	Navios Aurora II	Marshall Is	1/1 - 12/31	3/18 - 12/31	—
Surf Maritime Co.	Navios Pollux	Marshall Is	1/1 - 12/31	5/21 - 12/31	—
Pandora Marine Inc.	Navios Melodia	Marshall Is	1/1 - 12/31	11/15 - 12/31	—
Customized Development S.A.	Navios Fulvia	Liberia	1/1 - 12/31	11/15 - 12/31	—
Kohylia Shipmanagement S.A.	Navios Luz	Marshall Is.	5/19—12/31	—	—
Orbiter Shipping Corp.	Navios Orbiter	Marshall Is.	5/19—12/31	—	—
Chartered-in vessels
Prosperity Shipping Corporation	Navios Prosperity	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Aldebaran Shipping Corporation	Navios Aldebaran	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Other
JTC Shipping and Trading Ltd(**)	Holding Company	Malta	1/1 - 12/31	3/18 - 12/31	—
Navios Maritime Partners L.P.	N/A	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Navios Maritime Operating LLC	N/A	Marshall Is.	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31

(*)	Sagittarius Shipping Corporation took ownership of the vessel Navios Sagittarius on January 12, 2010
(**)	Not a vessel-owning subsidiary and only holds right to a charter-in contract.

(c)
Use of Estimates:  The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to future drydock dates, the selection of useful lives for tangible assets, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

(d)
Cash and Cash equivalents:  Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three months or less.

(e)
Restricted Cash:  Restricted cash includes an amount of $7,642 held in retention and pledged accounts as required by Navios Partners' credit facilities and an amount of $826 to guarantee a claim related to an owned vessel. As of December 31, 2011 and 2010 the restricted cash held in retention accounts was $8,468 and $824, respectively.

(f)
Accounts Receivable, net:  The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The allowance for doubtful accounts at December 31, 2011 and 2010 was $49.

(g)
Insurance claims:  Insurance claims consist of claims submitted and/or claims in the process of compilation or submission (claims pending against vessels' insurance underwriters). They are recorded on the accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are expected to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. The classification of insurance claims into current and non-current assets is based on management's expectations as to their collection dates. As provided in the management agreement, adjustments and negotiations of settlements of any claim damages which are recoverable under insurance policies are managed by the Manager. Navios Partners pays the deductible of any insurance claims relating to its vessels or for any claims that are within such deductible range.

(h)
Vessels, net: Vessels are stated at historical cost, which consists of the contract price and any material expenses incurred upon acquisition (improvements and delivery expenses). Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.
Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of our dry bulk vessels based on a scrap value of $285 per lightweight ton, as we believe these levels are common in the shipping industry. Management estimates the useful life of our vessels to be 25 years from the vessel's original construction. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective.

(i)
Deferred Drydock and Special Survey costs: Navios Partners' vessels are subject to regularly scheduled dry docking and special surveys which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of dry docking and special surveys are included in the daily management fee of $4.5 per owned Ultra-Handymax vessel, $4.4 per owned Panamax vessel and $5.5 per owned Capesize vessel until November 16, 2011 and were therefore expensed as incurred. In October 2011, Navios Partners extended the duration of its existing management agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet at $4.65 daily rate per Ultra-Handymax vessel, $4.55 daily rate per Panamax vessel and $5.65 daily rate per Capesize vessel through December 31, 2013. From January 2014 to December 2017, Navios Partners expects that it will reimburse the Manager for all of the actual operating costs and expenses it incurs in connection with the management of its fleet.

(j)
Impairment of long lived assets:  Vessels, other fixed assets and other long lived assets held and used by Navios Partners are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for the “impairment or disposal of long-lived assets”, Navios Partners' management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment, are reviewed such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

Undiscounted projected net operating cash flows are determined for each vessel and compared to the vessel carrying value of the vessel and related carrying value of the intangible with respect to the time charter agreement attached to that vessel.  Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group.

During the fourth quarter of fiscal 2011, management concluded that events occurred and circumstances had changed, which indicated that potential impairment of Navios Partners' long-lived assets may exist. These indicators included continued deterioration in the spot market, and the related, impact of the current drybulk sector has on management's expectation for future revenues. As a result, an impairment assessment of long-lived assets was performed.

Navios Partners determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel's carrying value together with the carrying value of the related intangible. The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Navios Partners' remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of the Navios Partners' remaining charter agreement rates and the 10-year average historical one year time charter rates adjusted for outliers) over the remaining economic life of each vessel, net of brokerage and address commissions and excluding days of scheduled off-hires, management fees fixed until December 2013 and thereafter assuming an annual increase of 3.0% and utilization rate of 98.6% based on the fleet's historical performance. The assessment concluded that step two of the impairment analysis was not required and no impairment of vessels and the intangible assets existed as of December 31, 2011, as the undiscounted projected net operating cash flows exceeded the carrying value.

In the event that impairment would occur, the fair value of the related asset would be determined and an impairment charge would be recorded to operations calculated by comparing the asset's carrying value to its fair value. Fair value is estimated primarily through the use of third-party valuations performed on an individual vessel basis.
Although management believes the underlying assumptions supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn, vary significantly from our forecasts, management may be required to perform step two of the impairment analysis in the future that could expose Navios Partners to material impairment charges in the future.

No impairment loss was recognized for any of the periods presented.

(k)
Deferred Financing Costs:  Deferred financing costs include fees, commissions and legal expenses associated with obtaining loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Interest expense and write offs for each of the years ended December 31, 2011, 2010 and 2009 were: $530, $415 and $683, respectively.

(l)
Intangible assets and liabilities:  Navios Partners' intangible assets and liabilities consist of favorable lease terms and unfavorable lease terms. When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires Navios Partners to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on Navios Partners' financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of income in the depreciation and amortization line item. The amortizable value of favorable leases would be considered impaired if their fair market values could not be recovered from the future undiscounted cash flows associated with the asset. Vessel purchase options that have not been exercised, which are included in favorable lease terms, are not amortized and would be considered impaired if the carrying value of an option, when added to the option price of the vessel, exceeded the fair value of the vessel. If the purchase option is exercised the portion of this asset will be capitalized as part of the cost of the vessel and will be depreciated over the remaining useful life of the vessel.
Management, after considering various indicators performed on impairment test which included intangible assets as described in paragraph (j) above. As of December 31, 2011, there was no impairment of intangible assets.

(m)
Foreign currency translation:  Navios Partners' functional and reporting currency is the U.S. Dollar. Navios Partners engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Partners' wholly-owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries' primary cash flows are U.S. dollar denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statement of operations. The foreign currency exchange (losses)/gains recognized in the accompanying consolidated statements of income, in other income or expense, for each of the years ended December 31, 2011, 2010 and 2009 were $(4), $22 and $(12), respectively.

(n)
Provisions:   Navios Partners, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred and the likelihood of loss is deemed to be probable at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the accounting for contingencies, if Navios Partners has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Partners will accrue the lower amount of the range. Navios Partners, through the management agreement, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums to fund operating deficits incurred by the clubs (“deferred calls”). Obligations for deferred calls are accrued annually based on information provided by the clubs regarding supplementary calls. Services such as the ones described above are provided by the Manager under the management agreement and included as part of the daily fee of $4.4 for each Panamax vessel, $5.5 for each Capesize vessel and $4.5 for each Ultra-Handymax vessel until November 16, 2011. In October 2011, Navios Partners extended the duration of its existing Management Agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet through December 31, 2013. The new management fees are: (a) $4.65 daily rate per Ultra-Handymax vessel; (b) $4.55 daily rate per Panamax vessel; and (c) $5.65 daily rate per Capesize vessel.

(o)
Segment Reporting:   Navios Partners reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers. Navios Partners does not use discrete financial information to evaluate operating results for each type of charter. Management does not identify expenses, profitability or other financial information by charter type. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Partners has determined that it operates under one reportable segment.

(p) Revenue and Expense Recognition:

Revenue Recognition:  Revenue is recorded when services are rendered, under a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. Revenue is generated from time charter of vessels.
Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average minimum lease revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers' disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel.
Revenues from profit-sharing are calculated at an agreed percentage of the excess of the charterer's average daily income over an agreed amount and accounted for on an accrual basis based on provisional amounts.
Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter rate. Since address commissions represent a discount (sales incentive) on services rendered by Navios Partners and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Time Charter Expenses:  Time charter expenses comprise time charter hire, brokerage commissions, fuel costs and other miscellaneous expenses. Time charter expenses are expensed over the period of the time charter.
Management fees: In accordance with the management agreement entered into by Navios Partners, the Manager provides all of Navios Partners' owned vessels with commercial and technical management services for a daily fee of $4.4 per owned Panamax vessel, $5.5 per owned Capesize vessel and $4.5 per owned Ultra-Handymax vessel until November 16, 2011. In October 2011, Navios Partners extended the duration of its existing Management Agreement with the Manager until December 31, 2017 and fixed the rate for shipmanagement services of its owned fleet through December 31, 2013. The new management fees are: (a) $4.65 daily rate per Ultra-Handymax vessel; (b) $4.55 daily rate per Panamax vessel; and (c) $5.65 daily rate per Capesize vessel.

These daily fees cover all of the vessels' operating expenses, including the cost of drydock and special surveys and are classified as management fees in the consolidated statements of income.

General & administrative expenses:  Pursuant to the administrative services agreement dated November 16, 2007, the Manager provides administrative services to Navios Partners which include: bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. In October 2011, Navios Partners extended the duration of its existing Administrative Services Agreement with the Manager pursuant to the same terms, until December 31, 2017.

Deferred Voyage Revenue:  Deferred voyage revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period. In January 2009, Navios Partners and its counterparty to the Navios Hope charter party mutually agreed for a lump sum amount of approximately $30,443, of which Navios Partners received net of expenses in the amount of $29,589 in February 2009. Under a new charter agreement, the balance of the aggregate value of the original contract will be allocated to the period until its original expiration. The amount of $30,443 has been recognized as deferred revenue and amortized over the life of the vessel's contract.

Prepaid Voyage Costs:  Prepaid voyage costs relate to cash paid in advance for expenses associated with voyages. These amounts are recognized as expense over the charter period.

(q)
Financial Instruments:  Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, accounts receivables and accounts payables, other receivables and other liabilities and long-term debt. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant policy description of each item, or included below as applicable.

Financial risk management:  Navios Partners' activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk:  Navios Partners closely monitors its exposure to customers and counter-parties for credit risk. Navios Partners has entered into the management agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Partners. When negotiating on behalf of Navios Partners' various vessel employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.
Financial instruments that potentially subject Navios Partners to concentrations of credit risk are accounts receivable. Navios Partners does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.
      For the year ended December 31, 2011, Navios Partners' customers representing 10% or more of total revenue were, Cosco Bulk Carrier Co. Ltd., Mitsui O.S.K. Lines, Ltd. and Samsun Logix which accounted for 22.2%, 18.5% and 13.2%, respectively. For the year ended December 31, 2010, Mitsui O.S.K. Lines, Ltd., Cargill International S.A. and Cosco Bulk Carrier Co. Ltd. accounted for 27.7%, 11.8% and 11.2% respectively, of total revenue. For the year ended December 31, 2009, Mitsui O.S.K. Lines, Ltd., Cargill International S.A. and The Sanko Steamship Co. Ltd. accounted for approximately 34.3%, 18.8% and 13.0% respectively, of total revenue. No other customers accounted for 10% or more of total revenue for any of the years presented.

Foreign exchange risk:  Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of income.

(r)
Cash Distribution:  As per the Partnership Agreement, within 45 days following the end of each quarter, an amount equal to 100% of Available Cash with respect to such quarter shall be distributed to the partners as of the record date selected by the Board of Directors.

Available Cash: Generally means, for each fiscal quarter, all cash on hand at the end of the quarter:

•	less the amount of cash reserves established by the board of directors to:

-	provide for the proper conduct of the business (including reserve for Maintenance and Replacement Capital Expenditures)

-	comply with applicable law, any of Navios Partners' debt instruments, or other agreements; or

-	provide funds for distributions to the unitholders and to the general partner for any one or more of the next four quarters;

•
plus all cash on hand on the date of determination of Available Cash for the quarter resulting from working capital borrowings made after the end of the quarter. Working capital borrowings are generally borrowings that are made under any revolving credit or similar agreement used solely for working capital purposes or to pay distributions to partners.

   Available Cash is a quantitative measure used in the publicly traded partnership investment community to assist in evaluating a partnership's ability to make quarterly cash distributions. Available Cash is not required by US GAAP and should not be considered as an alternative to net income or any other indicator of Navios Partners' performance required by US GAAP.

Maintenance and Replacement Capital Expenditures:  Maintenance and Replacement capital expenditures are those capital expenditures required to maintain over the long term the operating capacity of or the revenue generated by Navios Partners' capital assets, and expansion capital expenditures are those capital expenditures that increase the operating capacity of or the revenue generated by the capital assets. To the extent, however, that capital expenditures associated with acquiring a new vessel increase the revenues or the operating capacity of our fleet, those capital expenditures would be classified as expansion capital expenditures. As at December 31, 2011 and 2010, Maintenance and Replacement capital expenditures reserve approved by the Board of Directors was $18,569 and $14,669, respectively.

(s)	Recent Accounting Pronouncements:
Fair Value Disclosures
     In January 2010, the FASB issued amended standards requiring additional fair value disclosures. The amended standards require disclosures of transfers in and out of Levels 1 and 2 of the fair value hierarchy, as well as requiring gross basis disclosures for purchases, sales, issuances and settlements within the Level 3 reconciliation. Additionally, the update clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. Navios Partners was adopted the new guidance in the first quarter of fiscal 2010, except for the disclosures related to purchases, sales, issuance and settlements, which was effective for Navios Partners beginning in the first quarter of fiscal 2011. The adoption of the new standards did not have a significant impact on Navios Partners' consolidated financial statements.
Presentation of Comprehensive Income
     In June 2011, the FASB issued an update in the presentation of comprehensive income. According to the update an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. On December 23, 2011, the FASB issued an amendment to the new standard on comprehensive income to defer the requirement to measure and present reclassification adjustments from accumulated other comprehensive income to net income by income statement line item in net income and also in other comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The adoption of the new amendments did not have a significant impact on Navios Partners' consolidated financial statements. There were no items of the comprehensive income arising in any of the periods presented.
Goodwill Impairment guidance
     In September 2011, the FASB issued an Update to simplify how public entities test goodwill for impairment. The amendments in the Update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount on a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted including for annual and interim impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The amendment will be adopted by Navios Partners in the first quarter of 2012. The adoption of the new amendments is not expected to have a significant impact on Navios Partners' consolidated financial statements.